Odeon Capital Group LLC 750 Lexington Avenue 26th Floor New York, NY 10022 212-257-6970 212-504-3012 Fax
January 24, 2011
Blackhawk Capital Group BDC, Inc. 880 Third Avenue, 12th Floor New York, New York 10022 Attn: Dr. Craig A. Zabala, CEO

Dear Dr. Zabala:

This Agreement (this “Agreement”) will confirm the basis upon which Blackhawk Capital Group BDC, Inc. (the “Company”), a Delaware corporation and a business development company registered under the Investment Company Act of 1940, as amended, has engaged Odeon Capital Group, LLC (“Odeon”), a Delaware limited liability company, to provide placement agent, financial advisory and investment banking services in connection with the Offering (as defined below) and the Annual Services (as defined below).

Section 1

The Company hereby retains Odeon:

(a)
to act as the exclusive placement agent to the Company with respect to a best efforts private placement transaction (a “Offering”), for the Company, pursuant to Section 4(2) of the Securities Act of 1933, as amended, and (i) Regulation D or (ii) Regulation E promulgated thereunder, of up to five million dollars ($5,000,000) of shares of the Company’s common stock, par value $0.00001 per share (the “Shares”).  The Company will not offer any of the Shares for sale to, or solicit any offers to buy from, any person or persons, whether directly or indirectly, otherwise than through Odeon.  The number and price of the Shares that the Company shall ultimately agree to sell is entirely within the Company’s sole discretion.  The Offering will be pursuant to a Confidential Offering Circular dated January __, 2011 (the “Memorandum”) and a subscription agreement and purchase questionnaire (the "Subscription Agreement").  The maximum amount to be raised in the Offering is $5,000,000 and the Company anticipates that 10,000,000 Shares will be sold at a purchase price of $0.50 per Share.  There is no minimum requirement for the sale of Shares by the Company.  The closings will occur upon receipt of funds as received.  Investors must be advised that there is no minimum amount of subscriptions that must be raised in the Offering before the initial closing or any “rolling” closing can take place.  Funds will be placed into an escrow account prior to any closing.  The Company reserves the right to lower the minimum or increase the maximum at its sole discretion. Under no circumstances shall Odeon be liable for failure to obtain,  produce or close the proposed Offering(s); and

Blackhawk Capital Group BDC, Inc.
January 24, 2011

(b)
from and after the final closing of the Offering, (i) to act as the exclusive financial advisor to exclusively source, on behalf of the Company, between $75,000,000 and $250,000,000 of potential portfolio assets to be acquired by the Company in exchange for common stock of the Company; provided, however, that under no circumstances shall Odeon be liable for any failure to source such portfolio assets; and (ii) in the event that $5 million of the Shares are sold in the Offering, then for a period of two (2) years, to advise the Company with respect to the retention of an investor relations firm and the sourcing of one or more broker dealer or investment banking firms to provide market research services for the Company (collectively, the “Annual Services”).

Section 2.  Services to be Rendered.  Odeon agrees to perform such of the following financial advisory and investment banking services as the Company reasonably and specifically requests:

(a)
Odeon will familiarize itself to the extent it deems appropriate and feasible with the business, operations and financial condition of the Company and the industry in which the Company operates (the “Industry”);

(b)	As necessary, with management of the Company, meet with potential investors approved by the Company and provide them with such information furnished by the Company as may be appropriate;

(c)	Assist the Company in negotiating with identified potential investors approved by the Company including assistance in determining the terms of the Offering;

(d)
Assist the Company and the Company’s legal counsel in preparing documents related to the Offering and having such documents executed in order to close the transaction and any other agreements as may be necessary;

(e)	Undertake all actions in connection with the Offering in compliance with law, including all federal and state securities laws; and

(f)
Undertake such further efforts and do such further acts as may be necessary or desirable to carry out and consummate the Offering and provide services under the Annual Services, in each case as agent and advisor to the Company.

Blackhawk Capital Group BDC, Inc.
January 24, 2011

The Company will furnish, and, if the Company enters into negotiations with a counterparty regarding the Offering, will request such counterparty to furnish, to Odeon such information as Odeon reasonably requests in connection with the performance of its services hereunder (all such information so furnished is referred to herein as the “Information”).  The Company understands and agrees that Odeon, in performing its services hereunder, will use and rely upon the Information as well as publicly available information regarding the Company, any counterparties and the Industry generally, and that Odeon does not assume responsibility for independent verification of any Information or any such publicly available information, including, without limitation, any Information received with respect to the Industry or any financial information, forecasts, projections, actuarial models or other information considered by Odeon in connection with its analysis or the rendering of its services.  Accordingly, Odeon shall be entitled to assume and rely upon the accuracy and completeness of all such Information and is not required to conduct a physical inspection of any of the properties or assets (or any documentation related thereto) of the Company, or to prepare or obtain any independent evaluation or appraisal of any such properties or the assets, or any other assets or liabilities of the Company or any counterparty.  With respect to any financial information, forecasts, projections or other information made available to Odeon by or on behalf of the Company or any counterparty and used by Odeon in its analysis or the rendering of its services, Odeon shall be entitled to assume that such financial information, forecasts, projections and other information have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company or such counterparty, as the case may be, as to the matters covered thereby. The Company agrees to furnish or cause to be furnished to Odeon all necessary or appropriate information for use in its engagement and hereby warrants that any information relating to the Company that is furnished to Odeon by or on behalf of the Company, will be true and correct in all material respects and not misleading.  If, at any time during the term of this engagement, the Company becomes aware that the Information is no longer true and correct in all material respects or is misleading, then the Company shall promptly advise Odeon by telephone (with confirmation thereof in writing) and shall promptly take all actions necessary to amend, supplement and otherwise correct the Information so that the Information, as so amended, supplemented or otherwise corrected, shall be true and correct in all material respects and not misleading, including, without limitation, by preparing an amendment or supplement, if necessary, to the Memorandum and any other materials used in connection with the Offering (collectively, the “Offering Materials”).

If, during the term of this engagement or within 24 months thereafter, the Company considers or undertakes any other transaction, including any sale (whether in one or a series of transactions) of all or a substantial portion of the assets or capital stock of the Company, any merger, joint venture, partnership, spin-off, reverse spin-off, non-pro rata spin-off or other business combination involving the Company, or any recapitalization, restructuring or liquidation of the Company or any other form of transaction or disposition that results in the effective sale, transfer or other disposition of ownership or control over a substantial portion of one or more of the principal businesses, assets or operations of the Company, offerings, financing, restructuring, repurchases of securities, foreign exchange or derivatives transaction, including, but not limited to, public or private offerings of debt or equity, or in connection with this engagement or the transactions contemplated hereby, Odeon will have a right of first refusal to serve in the relevant lead roles commonly performed by banks, investment banks and financial advisors in connection with such transactions, including those of lead agent and lead arranger, sole bookrunning lead managing underwriter or initial purchaser (as the case may be), exclusive placement agent, lead financial advisor, principal counterparty and dealer manager, as applicable.  Also, if during the term of this engagement or within 24 months thereafter, the Company is considering or undertakes any other transaction to obtain debt or equity financing or investments in connection with its business (a “Subsequent Offering”), Odeon will have a right of first refusal to serve as the Company’s exclusive placement agent in connection with any Subsequent Offering.  In addition, if during the term of this engagement or within 24 months thereafter, the Company is considering or undertakes any transaction to acquire a portfolio asset, subsidiary or company from a source introduced to the Company by Odeon in connection with the Annual Services, Odeon will have a right of first refusal to serve in the relevant lead roles commonly performed by financial advisors in connection with such transactions, including those of lead agent and lead arranger, sole bookrunning lead managing underwriter or initial purchaser (as the case may be), exclusive placement agent, lead financial advisor, principal counterparty and dealer manager, as applicable.  As compensation for any of the foregoing services described in this paragraph, Odeon will be paid its customary fees for performing comparable roles in connection with comparable transactions and Odeon will enter into a separate agreement or other appropriate documentation with the Company for such transaction(s) containing such compensation and other terms and conditions as are customary for internationally recognized investment banking firms for similar transactions, including, without limitation, appropriate indemnification provisions.  If the Company sells securities to or receives financing from any investors previously introduced by Odeon in connection with the Offering (“Protected Investors”), then in connection with such sales or financing Odeon shall receive additional financing fees (the “Additional Fees”) that are equal to the greater of (a) the fees set forth in Section 3 of this Agreement and (b) any underwriting, placement or financing fees that are listed in any future offering circular, prospectus, or placement memorandum.  Prior to the termination of this Agreement, Odeon will furnish the Company with a written list of the Protected Investors.

Blackhawk Capital Group BDC, Inc.
January 24, 2011

In connection with the services described in this Section 2, the Company authorizes Odeon, as the Company's placement agent and representative, to transmit the Memorandum to potential parties to an Offering.  The Company hereby acknowledges that all information contained in the Memorandum will be provided by or based upon information provided by the Company or third parties, and that the Company will be solely responsible for the contents thereof.

Section 3.  Fees.

(a)
In the event (and in each event) that the Company executes a definitive agreement to consummate an Offering, the Company shall pay to Odeon a cash fee equal to (i) 5% of the gross proceeds raised in the Offering from investors with which the Company has affiliations who would be suitable for the Offering, (ii) 10% of the gross proceeds raised in the Offering from investors who are not stockholders of the Company as of the date hereof and (iii) Odeon shall use its “best efforts” to organize a “syndicate” of duly-registered broker-dealers to assist in the placement of the Offering.  Placement Agent shall manage the “book” for (i.e., keep track of) the sales efforts of the broker-dealers participating in the syndicate.  There shall be no minimum offering size required for Odeon to receive its compensation as set forth in this Section 3.

(b)
In connection with the Annual Services provided in Section 1(b)(i), from and after the final closing of the Offering, the Company shall pay to Odeon, on each anniversary of the final closing of the Offering, a cash fee of $50,000 per year.

Section 4.  Expenses.  In addition to any fees that may be payable to Odeon hereunder and regardless of whether any Offering is proposed or consummated, the Company hereby agrees, from time to time upon request, to reimburse Odeon for all reasonable fees and disbursements arising out of Odeon’s engagement hereunder, including the reasonable fees, expenses and disbursements of Odeon’s legal counsel. Odeon hereby agrees that Expenses as described in this Section 4, will be capped at $50,000 unless company preapproval is requested and duly granted.

Section 5.  Term.

(a)
Subject to Section 6 hereof, the term of the engagement hereunder with respect Odeon’s services in connection with the Offering shall extend until the earlier of (i) the final closing of the Offering and (ii) the date that is six months from the date of this Agreement.

(b)
Subject to Section 6 hereof, the term of the engagement hereunder with respect Odeon’s services in connection with the Annual Services shall extend until the second year anniversary of the final closing of the Offering.

Blackhawk Capital Group BDC, Inc.
January 24, 2011

Section 6. Termination of Engagement. Odeon’s engagement hereunder may be terminated by either the Company or Odeon at any time, with or without cause, upon written advice to that effect to the other party; provided, however, that:

(a)
Odeon will be entitled to its full fees and expenses as outlined in Sections 3 and 4 hereof in the event that (i) at any time prior to the expiration of 24 months after such termination by the Company, an Offering is consummated; (ii) the Company enters into a definitive agreement during the term of this Agreement or during such 24 month period which results in an Offering; or (iii) the Company enters into a definitive agreement with any third party that Odeon introduced to it, or to which Odeon provided information about the Company; and

(b)
the provisions of this Section 6 and of Sections 3, 4, 8, 9, 10, 11 and 12 hereof, as well as the separate letter agreement, dated the date hereof, providing for the indemnification of Odeon by the Company, shall survive termination of this Agreement.

Section 7.  Reliance on Others.  The Company confirms that it will rely on its own counsel, accountants and other similar expert advisors for legal, accounting, tax and other similar advice.

Section 8.  Confidentiality of Information.  Odeon shall use the Information solely for the purposes of providing services to the Company as contemplated hereby and will not disclose confidential Information to any third party other than Odeon’s officers, directors, employees, affiliates, counsel and other representatives who have a need to know such Information (collectively, the “Representatives”), except with the prior written approval of the Company; provided, however, that the foregoing restrictions shall not apply to any Information that (a) is included in the Offering Materials, (b) at the time of disclosure to Odeon is already in Odeon’s possession, provided that such information is not known by Odeon or any of its Representatives, as the case may be, to be subject to an obligation of confidentiality to the Company or another person or entity, (c) is or becomes generally available to the public other than as a result of a disclosure by Odeon or any of its Representatives in violation hereof, (d) becomes available to Odeon or any of its Representatives on a non-confidential basis from a source other than the Company, provided that such source is not known by Odeon to be bound by an obligation of confidentiality to the Company or another person, (e) Odeon or any of its Representatives can demonstrate was independently developed by Odeon without reference to, incorporation of, or other use of any Information or information from any source that is bound by an obligation of confidentiality to the Company, or (f) Odeon is required by law, regulation or legal or judicial process to disclose.

Blackhawk Capital Group BDC, Inc.
January 24, 2011

Section 9.  Publicity.  Notwithstanding its engagement as placement agent and advisor hereunder, Odeon may not, without its prior written consent, be quoted or referred to in any document, release or communication prepared, issued or transmitted by the Company (including any entity controlled by, or under common control with, the Company and any director, officer, employee or agent thereof).  In the event of consummation of any Offering, Odeon shall have the right, at its own expense, to disclose its participation in such Offering, including, without limitation, the placement of “tombstone” advertisements in financial and other newspapers and journals.  Odeon agrees that the Company shall have the right to announce publicly the execution of this Agreement with Odeon subject to Odeon's prior approval of the contents of such announcement.

Section 10. Representations and Warranties of Placement Agent. Odeon represents and warrants to the Company as follows:  (a) it is a licensed broker-dealer registered with the SEC and FINRA and is licensed under FINRA and State securities laws regulations to sell Shares to QIBS and accredited investors; (b) there are no judgments, orders, decrees, or like actions, or any proceedings pending, before the SEC, FINRA, any State, or any court or arbitration panel that prohibit or affect it from carrying out its obligations under this Agreement; and (c) this Agreement has been duly authorized and approved by it, does not contravene its organizational documents or any agreement or order to which it is a party, and is a legal and valid obligation binding on it.

Section 11.  Indemnity and Contribution.  Odeon and the Company have entered into a separate letter agreement, dated the date hereof, providing for the indemnification of Odeon by the Company in connection with Odeon’s engagement hereunder, the terms of which are incorporated into this Agreement in their entirety.

Section 12. Governing Law; Jurisdiction.  This Agreement is governed by the laws of the State of New York, without regard to such state’s rules concerning conflicts of law, and will be binding upon and inure to the benefit of the Company and Odeon and their respective successors and assigns.  The Company and Odeon agree to waive trial by jury in any action, proceeding or counterclaim brought by or on behalf of either party with respect to any matter whatsoever relating to or arising out of any actual or proposed transaction or the engagement of or performance by Odeon hereunder.  The Company also hereby submits to the jurisdiction of the state and federal courts located in New York County, New York in any proceeding arising out of or relating to this Agreement, agrees not to commence any suit, action or proceeding relating thereto except in such courts, and waives, to the fullest extent permitted by law, the right to move to dismiss or transfer any action brought in such court on the basis of any objection to personal jurisdiction, venue or inconvenient forum.

Blackhawk Capital Group BDC, Inc.
January 24, 2011

Section 13.  Disclosure.  Odeon will act under this Agreement as an independent contractor.  The Company acknowledges that Odeon and its affiliates may have and may in the future have investment banking and other relationships with parties other than the Company, which parties may have interests with respect to this placement.  Although Odeon in the course of such other relationships may acquire information about the placement or potential purchasers of the securities or such other parties, Odeon shall have no obligation to disclose such information to the Company or to use such information on behalf of the Company.  Furthermore, the Company acknowledges that Odeon may have fiduciary or other relationships whereby Odeon may exercise voting power over securities of various persons, which securities may from time to time include securities of the Company or of potential purchasers of the securities of the Company or others with interests in respect of the placement.  The Company acknowledges that Odeon may exercise such powers and otherwise perform its functions in connection with such fiduciary or other relationships without regard to its relationship to the Company hereunder.

Please note that Odeon is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, financing and financial advisory services.  In the ordinary course of our trading, brokerage and financing activities, Odeon or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for our own account or the accounts of customers, in debt or equity securities or senior loans of the Company.

Section 14.  Miscellaneous.  In order to coordinate most effectively the activities of the Company and Odeon contemplated by this Agreement, both the Company (including management or other officers and directors of the Company) and Odeon will promptly inform the other of inquiries of third parties which it receives concerning an Offering. The parties agrees that their relationship hereunder is an advisory relationship only and nothing herein shall cause Odeon to be a partner, agent or fiduciary of, or joint venture partner with, the Company.  Nothing in this Agreement is intended to obligate or commit Odeon or any of its affiliates to provide any services other than as set out above.  This Agreement may be executed in two or more counterparts, all of which together shall be considered a single instrument.  This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings (both written and oral) of the parties hereto with respect to the subject matter hereof, and cannot be amended or otherwise modified except in writing executed by the parties hereto.  The provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the Company and Odeon.

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If the foregoing correctly sets forth the understanding and agreement between Odeon and the Company, please so indicate in the space provided for that purpose below, together with the enclosed duplicate original, and return one (1) of these originals to us, whereupon this letter shall constitute a binding agreement as of the date hereof.

Sincerely,

ODEON CAPITAL GROUP LLC

By:	/s/ Andrew Feldschreiber
Name: Andrew Feldschreiber Title: Managing Director

Approved and agreed to as of January 24, 2011:

BLACKHAWK CAPITAL GROUP BDC, INC.

By:	/s/ Craig A. Zabala
Name: Dr. Craig A. Zabala
Title: Chief Executive Officer

January 24, 2011

Ladies and Gentlemen:

In connection with the engagement of Odeon Capital Group, LLC (“Odeon”), a Delaware limited liability company, to advise and assist Blackhawk Capital Group BDC, Inc. (the “Company”) with the subject matter in the letter agreement dated the date hereof between Odeon and the Company, the Company agrees that it will indemnify and hold harmless Odeon and its affiliates and their respective directors, officers, agents and employees and each other person controlling Odeon or any of Odeon’s affiliates (collectively, the “Indemnified Parties”), to the full extent lawful, from and against any losses, expenses, claims or proceedings (collectively, and whether incurred in connection with any action or proceeding between an Indemnified Party and the Company or otherwise, “losses”) (i) related to or arising out of (A) oral or written information provided by the Company, its employees or other agents, which information either the Company or Odeon provides to any actual or potential buyers, sellers, investors or offerees, or (B) any other action or failure to act by the Company, its or their directors, officers, agents or employees or by Odeon or any Indemnified Party at the Company’s request or with the Company’s consent, or (ii) otherwise related to or arising out of the engagement or any transaction or conduct in connection therewith and resulting primarily from the Company’s negligence, bad faith or willful misconduct, except that these clauses (i) and (ii) shall not apply with respect to (x) any losses that are finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of such Indemnified Party, or (y) any amount paid in settlement of claims without the Company’s consent, which consent will not be unreasonably withheld.

In the event that the foregoing indemnity is unavailable to any Indemnified Party for any reason (other than as a consequence of a final judicial determination of willful misconduct, bad faith or gross negligence of such Indemnified Party), then the Company agrees to contribute to any losses related to or arising out of the engagement or any transaction or conduct in connection therewith as follows.  With respect to such losses referred to in clause (i) of the preceding paragraph, the Company and Odeon shall contribute in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by Odeon, on the one hand, and by the Company and its security holders, on the other hand, from the actual or proposed transaction arising in connection with the engagement.  With respect to any other losses, and for losses referred to in clause (i) of the preceding paragraph if the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and Odeon shall contribute in such proportion as is appropriate to reflect not only the relative benefits as set forth above, but also the relative fault of the Company and Odeon in connection with the statements, omissions or other relevant equitable considerations.  Benefits received (or anticipated to be received) by the Company and its security holders shall be deemed to be equal to the aggregate cash consideration and value of securities or any other property payable, issuable, exchangeable or transferable in such transaction or proposed transaction, and benefits received by Odeon shall be deemed to be equal to the compensation paid by the Company to Odeon (whether in cash or otherwise) in connection with the engagement (exclusive of amounts paid for reimbursement of expenses or paid under this agreement).  Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission or any other alleged conduct relates to information provided by the Company or other conduct by the Company (or its employees or other agents), on the one hand, or by Odeon, on the other hand.  Odeon and the Company agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above.  Notwithstanding anything to the contrary above, in no event shall Odeon be responsible for any amounts in excess of the amount of the compensation actually paid by the Company to Odeon (in cash or otherwise) in connection with the engagement (exclusive of amounts paid for reimbursement of expenses or paid under this agreement).

Promptly after Odeon receives notice of the commencement of any action or other proceeding in respect of which indemnification or reimbursement may be sought hereunder, Odeon will notify the Company thereof; but the omission so to notify the Company shall not relieve the Company from any obligation hereunder unless, and only to the extent that, such omission results in its forfeiture of substantive rights or defenses.  If any such action or other proceeding shall be brought against any Indemnified Party, the Company shall, upon written notice given reasonably promptly following Odeon’s notice to the Company of such action or proceeding, be entitled to assume the defense thereof at its expense with counsel chosen by the Company and reasonably satisfactory to the Indemnified Parties; provided, however, that any Indemnified Party may at its own expense retain separate counsel to participate in such defense.  Notwithstanding the foregoing, such Indemnified Party shall have the right to employ separate counsel at the Company’s expense and to control its own defense of such action or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, (i) there are legal defenses available to such Indemnified Party or to other indemnified parties that are different from or additional to those available to the Company, or (ii) a conflict or likely conflict exists between the Company and such Indemnified Party that would make such separate representation advisable; provided, however, that in no event shall the Company be required to pay fees and expenses under this indemnity for more than one counsel in any one legal action or group of related legal actions.  The Company agrees that it will not, without the prior written consent of Odeon, which consent shall not be unreasonably withheld or delayed, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters that are the subject of Odeon’s engagement (whether or not any Indemnified Party is a party thereto) unless such settlement, compromise or consent includes an unconditional release of Odeon and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding.

The Company further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or any of its affiliates, creditors or security holders for or in connection with the engagement or any actual or proposed transactions or other conduct in connection therewith except for losses incurred by the Company that are finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of such Indemnified Party or have resulted from a breach of the engagement between the Company and Odeon.

The foregoing agreement is in addition to any rights Odeon may have at common law or otherwise and shall be binding on and inure to the benefit of any successors, assigns, and personal representatives of the Company and each Indemnified Party.  This agreement is governed by the laws of the State of New York, without regard to such state’s rules concerning conflicts of laws.  Each of the parties hereto also hereby submits to the jurisdiction of the state and federal courts located in New York County, New York in any proceeding arising out of or relating to this agreement, agrees not to commence any suit, action or proceeding relating hereto except in such courts, and waives, to the fullest extent permitted by law, the right to move to dismiss or transfer any action brought in such court on the basis of any objection to personal jurisdiction, venue or inconvenient forum.  Solely for purposes of enforcing this agreement, each party hereby consents to personal jurisdiction, service of process and venue in any court in which any claim or proceeding that is subject to this agreement is brought against the other party.  Any right to trial by jury with respect to any claim or proceeding related to or arising out of the engagement, or any transaction or conduct in connection therewith or this agreement is waived.

If any provision contained in this agreement or the application of any provision hereof to any person or circumstances is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against regulatory policy, the remainder of this agreement and the application of such provision to other persons or circumstances shall not be affected, impaired or invalidated, and shall remain in full force and effect, unless the provision held invalid, void, unenforceable or against regulatory policy shall substantially impair the benefits of the remaining portions of this agreement.

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This agreement shall remain in full force and effect notwithstanding the completion or termination of the engagement.

BLACKHAWK CAPITAL GROUP BDC, INC.

By:	/s/ Craig A. Zabala
Name: Dr. Craig A. Zabala
Title: Chief Executive Officer

Agreed:

ODEON CAPITAL GROUP LLC

By:	/s/ Andrew Feldschreiber
Name: Andrew Feldschreiber
Title: Managing Director